                                                                       (n)(1)(i)

                                    FORM OF

                               AMENDED SCHEDULE A

                                     to the

                           THIRD AMENDED AND RESTATED

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       for

                                ING MUTUAL FUNDS

                                                             Classes of Shares
                                                ---------------------------------------------
                                                 A     B     C     I     O     Q     R     W
                                                ---   ---   ---   ---   ---   ---   ---   ---
ING Asia-Pacific Real Estate Fund               [X]   [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Disciplined International SmallCap Fund     [X]   [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Diversified International Fund              [X]   [X]   [X]   [X]   [X]   N/A   [X]   [X]
ING Emerging Countries Fund                     [X]   [X]   [X]   [X]   N/A   [X]   N/A   [X]
ING Emerging Markets Fixed Income Fund          [X]   [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING European Real Estate Fund                   [X]   [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Foreign Fund                                [X]   [X]   [X]   [X]   N/A   [X]   N/A   [X]
ING Global Bond Fund                            [X]   [X]   [X]   [X]   [X]   N/A   N/A   N/A
ING Global Equity Dividend Fund                 [X]   [X]   [X]   N/A   [X]   N/A   N/A   [X]
ING Global Natural Resources Fund               [X]   [X]   [X]   N/A   N/A   [X]   N/A   [X]
ING Global Real Estate Fund                     [X]   [X]   [X]   [X]   [X]   N/A   N/A   [X]
ING Global Value Choice Fund                    [X]   [X]   [X]   [X]   N/A   [X]   N/A   N/A
ING Greater China Fund                          [X]   [X]   [X]   [X]   [X]   N/A   N/A   N/A
ING Index Plus International Equity Fund        [X]   [X]   [X]   [X]   [X]   N/A   N/A   N/A
ING International Capital Appreciation Fund     [X]   [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING International Equity Dividend Fund          [X]   [X]   [X]   [X]   N/A   N/A   N/A   [X]
ING International Growth Opportunities Fund     [X]   [X]   [X]   [X]   N/A   [X]   N/A   N/A
ING International Real Estate Fund              [X]   [X]   [X]   [X]   N/A   N/A   N/A   [X]
ING International SmallCap Multi-Manager Fund   [X]   [X]   [X]   [X]   [X]   [X]   N/A   [X]
ING International Value Choice Fund             [X]   [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING International Value Opportunities Fund      [X]   [X]   [X]   [X]   N/A   N/A   N/A   N/A
ING Russia Fund                                 [X]   [X]   [X]   N/A   N/A   [X]   N/A   N/A

Date Last Amended: May 30, 2008